SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 28, 2002
Date of report (date of earliest event reported)

Commission file number: 0-22340

Palomar Medical Technologies, Inc
(Exact Name of Registrant as Specified in Charter)

Delaware (State of incorporation)	04-3128178 (I.R.S. Employer Identification No.)

82 Cambridge Street, Burlington, Massachusetts 01803 (Address of Principal Executive Offices) (781) 993-2300 (Registrant’s telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

(i)  On June 28, 2002, the Audit Committee of the Board of Directors of Palomar Medical Technologies, Inc. (the "Company" and the “Registrant”) dismissed its independent accountants, Arthur Andersen LLP (“Andersen”). The Registrant's Audit Committee is responsible for the selection and replacement of the Company's independent accountants. The decision to change accountants is not a reflection of Andersen's capabilities, commitment or quality of service to the Company. During its term as the Company's independent accountants, Andersen exhibited the highest degree of professionalism and quality of service.

(ii)  The report of Arthur Andersen on the financial statements for the year ended December 31, 2001 contained a modification noting that there was substantial doubt about the Company's ability to continue as a going concern. The report of Andersen on the financial statements for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)  In connection with its audits for the two most recent fiscal years and through June 28, 2002, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen would have caused them to make reference thereto in their report on the financial statements for such years.

(iv)  During the two most recent fiscal years and through June 28, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v)  The Registrant has requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 28, 2002, is filed as Exhibit 16 to this Form 8-K.

(b)  New independent accountants

(i)  The Registrant engaged Ernst and Young LLP ("EY") as its new independent accountants as of July 8, 2002. During the two most recent fiscal years and through July 8, 2002, the Registrant has not consulted with EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that EY concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c)  Exhibit

16          Letter from Arthur Andersen LLP to the Office of the Chief Accountant of the Securities and Exchange               Commission dated June 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2002	PALOMAR MEDICAL TECHNOLOGIES, INC. By: /s/ Louis P. Valente —————————————— Name: Louis P. Valente Title: Chairman of the Board of Directors